EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael Klayko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Quarterly Report of Brocade Communications Systems, Inc. on Form 10-Q/A for the fiscal quarter ended January 29, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

By:	/s/ Michael Klayko
Michael Klayko
Chief Executive Officer

I, Antonio Canova, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Quarterly Report of Brocade Communications Systems, Inc. on Form 10-Q/A for the fiscal quarter ended January 29, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

By:	/s/ Antonio Canova
Antonio Canova
Vice President, Administration and Chief Financial Officer